UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): Aug 24, 2020

BARREL ENERGY INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-201740	47-1963189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 S Eastern Ave, Suite 200 Las Vegas, NV.	89123
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (702) 595-2247

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

BARREL ENERGY, INC.

August 24, 2020

TABLE OF CONTENTS

Page
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 24, 2020, The Issuer accepted Sonny Manraj Singh Janda’s resignation as a director of the Company.

The resignation of Sonny Manraj Singh Janda as a director was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARREL ENERGY, INC.

Date: August 24, 2020	By:	/s/ Craig Alford
CRAIG ALFORD
CEO and Director

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